Exhibit 99.2










                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                  For the twelve months ended December 31, 2005











                                Table of Contents

           Income Statements.............................................     1
           Balance Sheets................................................     2
           Combined Joint Venture Income Statement.......................     3
           Fourth Quarter Transaction Summary............................     4
           Third Quarter Transaction Summary.............................     5
           Second Quarter Transaction Summary............................     7
           First Quarter Transaction Summary.............................    10
           Property Holdings.............................................    11
           Properties by Location........................................    24
           Lease Rollover Schedules......................................    25
           Mortgages and Notes Payable...................................    27
           Revenue by Tenant Industry....................................    33
           Revenue by MSA................................................    34
           Other Revenue Data............................................    36

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)

                                                                         Three Months Ended                     Year Ended
                                                                            December 31,                       December 31,
                                                                           2005             2004              2005             2004
                                                                           ----             ----              ----             ----
Gross revenues:
     Rental                                                       $      49,043    $      34,714     $     180,871    $     133,050
     Advisory fees                                                        1,180            1,710             5,365            4,885
     Tenant reimbursements                                                3,702            1,471            10,896            5,429
                                                                     ----------       ----------        ----------       ----------
           Total gross revenues                                          53,925           37,895           197,132          143,364

Expense applicable to revenues:
     Depreciation and amortization                                      (20,909)         (11,770)          (70,906)         (38,928)
     Property operating                                                  (7,537)          (3,035)          (23,494)         (10,756)
General and administrative                                               (4,441)          (3,878)          (17,612)         (13,877)
Impairment loss                                                         (12,050)          (3,584)          (12,050)          (3,584)
Non-operating income                                                        330              710             1,519            3,272
Interest and amortization expense                                       (18,309)         (11,839)          (65,065)         (44,857)
Debt satisfaction (charges) gain, net                                      (222)             (56)            4,409              (56)
Write-off - tenant bankruptcy                                                 -           (2,884)                -           (2,884)
                                                                     ----------       -----------       ----------       -----------

 (Loss) income before benefit (provision) for
     income taxes, minority interests,
     equity in earnings of non-consolidated
     entities and discontinued operations                                (9,213)           1,559            13,933           31,694
Benefit (provision) for income taxes                                        105              635               150           (1,181)
Minority interests                                                          963              377            (2,111)          (2,414)
Equity in earnings of non-consolidated entities                           1,132            1,811             6,220            7,194
                                                                     ----------       ----------        ----------       ----------
(Loss) income from continuing operations                                 (7,013)           4,382            18,192           35,293
                                                                     -----------      ----------        ----------       ----------

Discontinued operations, net of minority interest:
     Income from discontinued operations                                  1,041            1,273             4,479            6,830
     Debt satisfaction charges                                             (671)              --              (725)               --
     Impairment charges                                                     (29)             (16)             (829)          (2,791)
     Gains on sales of properties                                         4,922            1,410            11,578            5,475
                                                                     ----------       ----------        ----------       ----------
     Total discontinued operations                                        5,263            2,667            14,503            9,514
                                                                     ----------       ----------        ----------       ----------
Net (loss) income                                                        (1,750)           7,049            32,695           44,807
Dividends attributable to preferred shares - Series B                    (1,590)          (1,590)           (6,360)          (6,360)
Dividends attributable to preferred shares - Series C                    (2,519)            (585)          (10,075)            (585)
                                                                     -----------      -----------       -----------      -----------
Net (loss) income allocable to common shareholders                $      (5,859)   $       4,874     $      16,260    $      37,862
                                                                     ===========      ==========        ==========       ==========

Funds from operations(1)                                          $      16,796    $      18,514     $     104,150    $      83,642
                                                                     ==========       ==========        ==========       ==========
Per share/unit
     Basic net (loss) income                                      $       (0.11)   $        0.10     $        0.33    $        0.81
     Diluted net (loss) income                                    $       (0.11)   $        0.09     $        0.33    $        0.80
     Funds from operations(1)-basic                               $        0.27    $        0.34     $        1.71    $        1.60
     Funds from operations(1)-diluted                             $        0.27    $        0.34     $        1.70    $        1.60

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)

                                                              12/31/05             12/31/04
                                                              --------             --------
Real estate, at cost                                     $      1,883,115     $      1,407,872
Accumulated depreciation                                         (241,188)            (180,610)
Investment in joint ventures                                      191,146              132,738
Properties held for sale - discontinued operations                 49,397               13,216
Intangible assets, net                                            128,775               54,736
Cash and cash equivalents                                          53,515              146,957
Deferred expenses, net                                             13,582                7,860
Rent receivable                                                     7,673                4,123
Rent receivable - deferred                                         24,778               23,923
Due from affiliates                                                    --               45,800
Other assets                                                       49,439               40,471
                                                              -----------          -----------
                                                         $      2,160,232     $      1,697,086
                                                              ===========          ===========

Mortgages and notes payable                              $      1,139,971     $        765,144
Liabilities - discontinued operations                              32,145                1,688
Other liabilities                                                  25,380               22,387
Prepaid rent                                                       10,054                3,818
Minority interests                                                 61,372               56,759
Shareholders' equity                                              891,310              847,290
                                                              -----------          -----------
                                                         $      2,160,232     $      1,697,086
                                                              ===========          ===========

Common shares                                                  52,155,855           48,621,273
Preferred shares - Series B                                     3,160,000            3,160,000
Preferred shares - Series C                                     3,100,000            2,700,000
Operating partnership units                                     5,720,071            5,408,699
                                                              -----------          -----------
                                                               64,135,926           59,889,972
                                                              ===========          ===========



   1 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                                  JOINT VENTURE
                               PROPORTIONATE SHARE
                     COMBINED CONDENSED STATEMENTS OF INCOME
                             (dollars in thousands)

                                                      Three Months Ended        Year Ended
                                                      December 31, 2005     December 31, 2005
                                                      -----------------     -----------------

Gross Revenue                                          $       12,433        $       44,518
                                                           ----------            ----------

Depreciation and amortization                                   5,076                16,915
Interest and amortization                                       4,458                16,210
Other income and expenses                                       2,017                 6,507
Debt satisfaction charges                                          --                   650
                                                           ----------            ----------
     Expenses                                                  11,551                40,282
                                                           ----------            ----------

Income before gain on sale of properties                          882                 4,236
Gain on sale of properties                                         --                 1,740
                                                           ----------            ----------

Net income                                             $          882        $        5,976
                                                           ==========            ==========

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Fourth Quarter Transaction Summary



Acquisitions ($000's)
                                                                                   Average              Current
                                                                                    Annual   Average     Annual   Current
                                                         Property   Capitalized      GAAP      GAAP       Cash     Cash      Lease
Tenants/Guarantors                    Location           Type          Costs      Rent, net   Yield    Rent, net   Yield     Term
------------------                    --------           ----          -----      ---------   -----    ---------   -----     ----
(i) Structure, LLC (Infocrossing,     Omaha, NE          Office     $   12,873   $   1,167       9.1%  $   1,167      9.1%    Nov-25
Inc.)(3)
Kelsey-Seybold Clinic (St. Luke's
  Episcopal Health System)            Houston, TX        Office         14,484       1,229       8.5%      1,114      7.7%    Nov-20
Federal Express Corp.(5)              Colliersville, TN  Industrial      4,657         480      10.3%        480     10.3%    Jan-21
Accor S.A.(2)                         Carrollton, TX     Office         32,363       2,511       7.8%      2,266      7.0%    Jul-15
(i) Structure, LLC (Infocrossing,     Tempe, AZ          Office         12,163       1,128       9.3%      1,128      9.3%    Dec-25
                                                                     ---------   ---------       ---    --------      ---
Inc.)(3)
                                                                    $   76,540   $   6,515       8.5%  $   6,155      8.0%
                                                                     =========    ========       ===    ========      ===

Dispositions ($000's)
                                                          Property
Tenants/Guarantors                    Location            Type       Net Sale Price    Net Book Value
------------------                    --------            ----       --------------    --------------
Vacant                                Mansfield, OH       Industrial $      2,670      $      2,706
Cymer, Inc.                           San Diego, CA       Office           11,834             8,156
Bally's Health & Tennis Corp.         Phoenix, AZ         Retail            6,980             5,690
                                                                        ---------         ---------
                                                                     $     21,484      $     16,552
                                                                        =========         =========

Lease Extensions/New Leases
($000's)
                                                                                         Extension
                                                        Property   Previous  Extended     Rent Per
Tenants/Guarantors                   Location           Type         Term      Term        Annum
------------------                   --------           ----         ----      ----        -----
Exel Logistics, Inc. (NFC plc)       Mechanicsburg, PA  Industrial   Nov-06     Dec-07  $       945
                                                                                                ===

New Financings ($000's)

Tenants/Guarantors                  Location             Amount       Rate    Maturity Date
------------------                  --------             ------       ----    -------------
McGraw Hill Companies, Inc.         Dubuque, IA        $  10,875        5.40%    Jun-17
California Culinary Academy LLC
  (Career Education Corp.)(1)       San Francisco, CA     22,080        5.58%    Nov-19
TI Automotive Group Systems, LLC(3) Lavonia, GA           10,100        5.46%    Dec-20
Kelsey-Seybold Clinic (St. Luke's
  Episcopal Health Systems)         Sugarland, TX         10,000        5.64%    Dec-20
Accor S.A.(2)                       Carrollton, TX        20,800        5.27%    Jul-15
                                                       ---------        ----
                                                       $  73,855        5.46%
                                                        ========        ====

Mortgage Investment ($000's)
                                                            Invested       Face
Tenants/Guarantors                  Location                 Amount       Amount
------------------                  --------                 ------       ------
Dana Corporation(4)                 Kentucky - 5           $  22,998    $  30,000
                                    locations               ========     ========




(1) Lexington has a 30% interest in this property through Lexington/Lion Venture LP.
(2) Lexington has a 25% interest in this property through Lexington Acquiport Company II, LLC.
(3) Lexington has a 32.3% interest in this property through Lexington Strategic Asset Corp.
(4) Invested amount is treated as a reduction in mortgages payable in the consolidated financial statements since they are mortgage obligations of Lexington.
(5) Capitalized costs include anticipated improvement allowance.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Third Quarter Transaction Summary

Acquisitions ($000's)
                                                                                    Average               Current
                                                                                     Annual   Average      Annual   Current
                                                          Property   Capitalized      GAAP      GAAP        Cash     Cash     Lease
Tenants/Guarantors                     Location           Type          Costs      Rent, net   Yield     Rent, net   Yield    Term
------------------                     --------           ----          -----      ---------   -----     ---------   -----    ----
California Culinary Academy, LLC (1)
  (Career Education Corp.)             San Francisco, CA  Office     $   36,905   $   2,469       6.7%  $   2,492      6.8%   Nov-19
Georgia Power Company (2)              McDonough, GA      Office         19,761       1,511       7.6       1,421      7.2    Jun-15
Omnipoint Holdings, Inc. (2)
  (T-Mobile USA, Inc.)                 Oakland, ME        Office         14,044       1,366       9.7       1,192      8.5    Aug-20
TI Group Automotive Systems, LLC (4)   Lavonia, GA        Industrial     14,379       1,200       8.3       1,200      8.3    May-20
                                                                      ---------    --------       ---    --------      ---
                                                                     $   85,089   $   6,546       7.7%  $   6,305      7.4%
                                                                      =========    ========       ===    ========      ===

Completed Expansions ($000's)
                                                                                    Average                Current
                                                           Expanded                 Annual     Average     Annual
                                              Property      Square    Capitalized    GAAP       GAAP     Cash Rent,   Cash
Tenants/Guarantors               Location     Type           Feet        Costs     Rent, net    Yield        net      Yield
------------------               --------     ----           ----        -----     ---------    -----        ---      -----
Harbor Freight Tools (Central
  Purchasing, Inc.)              Dillon, SC   Industrial     536,386  $  13,154    $  1,107       8.4%   $   1,107     8.4%
Owens Corning                    Chester, SC  Industrial     226,706      6,404         567       8.9          567     8.9
                                                             -------    -------      ------       ---        -----     ---
                                                             763,092  $  19,558    $  1,674       8.6%   $   1,674     8.6%
                                                             =======    =======      ======       ===        =====     ===

Dispositions ($000's)
                                                           Property
Tenants/Guarantors                     Location            Type       Net Sale Price    Net Book Value
------------------                     --------            ----       --------------    --------------
Hollywood Entertainment Corp.          Wilsonville, OR     Office     $     14,036      $     12,428
NEC America, Inc. (3)                  Herndon, VA         Office           23,496            18,277
                                                                         ---------         ---------
                                                                      $     37,532      $     30,705
                                                                         =========         =========

Lease Extensions/New Leases ($000's)
                                                                                          Extension
                                                         Property   Previous  Extended     Rent Per
Tenants/Guarantors                    Location           Type         Term      Term        Annum
------------------                    --------           ----         ----      ----        -----
Avnet, Inc.                           Phoenix, AZ        Office       Nov-07     Nov-12  $     2,205
Joseph Campbell Company               Marshall, MI       Industrial   Aug-05     Aug-07  $       140
Mimeo.com, Inc.                       Memphis, TN        Industrial   Oct-09     Sep-20  $       270
Physical Fitness Centers of
Philadelphia,                         Voorhees, NJ       Retail       Jun-07     Jun-17  $       442
  Inc. (Bally Total Fitness Corp)
Associated Billing Services, LLC      Phoenix, AZ        Office           --     Jul-16  $       300
Owens Corning                         Chester, SC        Industrial   Aug-20     Aug-25  $     2,186


                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Third Quarter Transaction Summary


New Financings ($000's)

Tenants/Guarantors           Location             Amount   Rate    Maturity Date
------------------           --------             ------   ----    -------------
Dana Corporation             Elizabethtown, KY  $  25,603    4.99%   Jul-15
Dana Corporation             Elizabethtown, KY      4,822    4.99%   Jul-15
Dana Corporation             Hopkinsville, KY      15,001    4.99%   Jul-15
Dana Corporation             Owensboro, KY         10,846    4.99%   Jul-15
Dana Corporation             Dry Ridge, KY         12,128    4.99%   Jul-15
Georgia Power Company (2)    McDonough, GA         12,675    5.21%   Jun-15
Omnipoint Holdings, Inc.
  (2)(T-Mobile USA, Inc.)    Oakland, ME           10,500    5.93%   Oct-20
Owens Corning                Chester, SC           14,000    5.38%   Aug-25
                                                 --------    ----
                                                $ 105,575    5.16%
                                                 ========    ====

           (1) Lexington has a 30% interest in this property through Lexington/Lion Venture LP.
           (2) Lexington has a 25% interest in this property through Lexington Acquiport Company II, LLC.
           (3) Lexington has a 33 1/3% interest in this property through Lexington Acquiport Company LLC.
           (4) Lexington has a 32.3% interest in this property through Lexington Strategic Asset Corp.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Second Quarter Transaction Summary

Acquisitions ($000's)
                                                                                     Average             Current
                                                                                     Annual   Average    Annual     Current
                                                           Property   Capitalized     GAAP      GAAP      Cash       Cash     Lease
Tenants/Guarantors                     Location            Type          Costs      Rent, net  Yield    Rent, net    Yield    Term
------------------                     --------            ----          -----      ---------  -----    ---------    -----    ----
Bank of America NT & SA (1)            Los Angeles, CA     Office     $  121,075   $   9,106     7.5%  $   7,574     6.5%     Jun-12
Internet Security Systems, Inc.        Atlanta, GA         Office         76,606       5,676     7.4       5,141     6.7      May-13
Nissan Motor Acceptance Corp./
  NissanNorth America, Inc. (2)        Irving, TX          Office         60,414       4,810     8.0       4,505     7.5      Mar-13
Experian Information Solutions,
  Inc./TRW Inc.                        Dallas, TX          Office         47,022       3,374     7.2       3,154     6.7      Oct-10
Capital One Services, Inc. (3) - 3     Richmond, VA        Office         33,049       2,890     8.7       2,841     8.6      May-06
leases                                                                                                                      & Mar-10
Chrysler Financial Company LLC (2)     Westlake, TX        Office         32,297       2,740     8.5       2,390     7.4      Dec-11
Dana Corporation                       Farmington Hills,   Office         29,258       2,319     7.9       2,331     8.0      Oct-21
                                       MI
Transocean, Inc. & Newpark                                                                                                    Aug-09
Resources,                             Houston, TX         Office         25,512       2,256     8.8       2,176     8.5    & Mar-11
  Inc.
Ikon Office Solutions, Inc.            Houston, TX         Office         26,765       2,251     8.4       2,229     8.3      Jan-13
Lucent Technologies, Inc. (3)          Raleigh, NC         Office         22,428       1,643     7.3       2,041     9.1      Sep-11
ASM Lithograph Holding NV              Tempe, AZ           Office         21,014       1,841     8.8       2,130    10.1      Jun-13
John Wiley & Sons, Inc.                Fishers, IN         Office         21,533       1,873     8.7       2,094     9.7      Oct-09
AT&T Wireless Services, Inc. &                                                                                                Aug-10
  Jordan Associates, Inc. (5)          Oklahoma City, OK   Office         21,524       1,698     7.9       1,678     7.8    & Dec-08
Kerr-McGee Corporation                 Houston, TX         Office         19,264       1,627     8.4       1,559     8.1      Jul-14
PacifiCare Health Systems, Inc.        San Antonio, TX     Office         19,812       1,621     8.2       1,640     8.3      Nov-10
AT&T Wireless Services, Inc.           Harrisburg, PA      Office         15,103       1,449     9.6       1,433     9.5      Nov-08
The Dial Corporation                   Phoenix, AZ         Office         23,594       1,914     8.1       1,388     6.4      Aug-08
AmeriCredit Corporation (6)            Jacksonville, FL    Office         12,761       1,530    12.0       1,460    11.4      Jun-11
Metris Companies, Inc. (6)             Tulsa, OK           Office         13,115       1,307    10.0       1,307    10.0      Jan-10
Kraft Foods North America, Inc. &                                                                                             Jan-12
  PerkinElmer Instruments LLC          Atlanta, GA         Office         16,610       1,298     7.8       1,232     7.4    & Nov-16
Alstom Power, Inc. (6)                 Richmond, VA        Office         15,841       1,421     9.0       1,214     7.7      Oct-14
Travelers Express Company, Inc.        Lakewood, CO        Office         12,025         865     7.2       1,091     9.1      Mar-12
Allstate Insurance Company             Indianapolis, IN    Office         16,200       1,372     8.5       1,056     7.2      Aug-12
Gartner, Inc.                          Fort Meyers, FL     Office         13,559       1,052     7.8         998     7.4      Jan-13
Ingram Micro, Inc.                     Memphis, TN         Industrial     24,418       2,271     9.3       2,112     8.6      Sep-11
Dana Corporation                       Kalamazoo, MI       Industrial     23,603       1,954     8.3       1,843     7.8      Oct-21
EDS Information Services LLC/
  Electric Data Systems Corp. (2)      Des Moines, IA      Industrial     34,070       2,856     8.4       2,663     7.8      Apr-12
Dana Corporation                       5 locations - KY    Industrial     78,900       6,968     8.8       6,968     8.8      Jun-25
Morgan, Lewis & Bockius LLP (4)        Philadelphia, PA    Office         68,257       4,856     7.1       4,847     7.1      Jan-14
                                                                       ---------    --------     ---    --------     ---
                                                                      $  945,629   $  76,838     8.1%  $  73,095     7.8%
                                                                       =========    ========     ===    ========     ===

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Second Quarter Transaction Summary

Dispositions ($000's)
                                                           Property
Tenants/Guarantors                     Location            Type       Net Sale Price    Net Book Value
------------------                     --------            ----       --------------    --------------
Haverty Furniture Company, Inc. &
  Offenbacher Aquatics                 Columbia, MD        Retail     $     11,599      $      6,617


Lease Extensions/New Leases ($000's)
                                                                                          Extension
                                                         Property   Previous  Extended     Rent Per
Tenants/Guarantors                    Location           Type         Term      Term        Annum
------------------                    --------           ----         ----      ----        -----
Toys "R" Us, Inc.                     Lynwood, WA        Retail       May-06     May-11  $       279
Toys "R" Us, Inc.                     Clackamas, OR      Retail       May-06     May-11  $       298
Toys "R" Us, Inc.                     Tulsa, OK          Retail       May-06     May-11  $       255
AGC Automotive Americas Co./AFG
  Industries, Inc                     Hebron, KY         Office           --     Aug-12  $       159


                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 Second Quarter Transaction Summary


New Financings ($000's)

Tenants/Guarantors                   Location              Amount      Rate    Maturity Date
------------------                   --------              ------      ----    -------------
Bank of America NT & SA (1)          Los Angeles, CA     $  80,182     5.330%    May-13
Internet Security Systems, Inc.      Atlanta, GA            45,238     5.268     May-13
Nissan Motor Acceptance
Corp./Nissan                         Irving, TX             40,921     5.218     May-13
  North America, Inc. (2)
Experian Information Solutions,
Inc./                                Dallas, TX             30,582     5.126     May-11
  TRW Inc.
Capital One Services, Inc. (3) - 3   Richmond, VA           19,800     5.110     May-15
leases
Chrysler Financial Company LLC (2)   Westlake, TX           19,645     5.097     May-12
Dana Corporation                     Farmington Hills,      20,550     5.126     May-11
                                     MI
Transocean, Inc. & Newpark
Resources,                           Houston, TX            16,977     5.160     May-15
  Inc.
Ikon Office Solutions, Inc.          Houston, TX            17,660     5.218     May-13
Lucent Technologies, Inc. (3)        Raleigh, NC            12,900     4.947     May-12
ASM Lithograph Holding NV            Tempe, AZ              13,648     5.148     May-13
John Wiley & Sons, Inc.              Fishers, IN            13,182     5.160     May-15
AT&T Wireless Services, Inc. &
Jordan                               Oklahoma City, OK      14,749     5.240     May-15
  Associates, Inc. (5)
Kerr-McGee Corporation               Houston, TX            13,254     5.210     May-15
PacifiCare Health Systems, Inc.      San Antonio, TX        13,071     5.340     May-15
AT&T Wireless Services, Inc.         Harrisburg, PA          9,180     5.110     May-15
The Dial Corporation                 Phoenix, AZ            14,170     5.268     May-13
AmeriCredit Corporation(6)           Jacksonville, FL        5,804     5.110     May-15
Metris Companies, Inc. (6)           Tulsa, OK               7,688     5.060     May-15
Kraft Foods North America, Inc. &
  PerkinElmer Instruments LLC        Atlanta, GA            11,325     5.260     May-15
Alstom Power, Inc.                   Richmond, VA           10,608     5.310     May-15
Travelers Express Company, Inc.      Lakewood, CO            8,694     5.097     May-12
Allstate Insurance Company           Indianapolis, IN        9,638     5.168     May-13
Gartner, Inc.                        Fort Meyers, FL         8,912     5.268     May-13
Ingram Micro, Inc.                   Memphis, TN            17,827     5.247     May-12
Dana Corporation                     Kalamazoo, MI          17,625     5.411     May-15
EDS Information Services LLC/
  Electric Data Systems Corp. (2)    Des Moines, IA         22,761     5.147     May-12
Playboy Enterprises, Inc. & Sony
  Electronics, Inc.                  Los Angeles, CA        11,500     5.110     May-15
Cadence Design Systems               Chelmsford, MA          7,008     5.118     May-13
Principal Life Insurance Company     Clive, IA               5,920     5.139     May-14
Minnesota Mining & Manufacturing
  Company                            Wallingford, CT         3,453     4.926     May-11
Alstom Power, Inc. (6)               Knoxville, TN           7,800     5.310     May-15
Hartford Fire Insurance Company      Southington, CT        13,780     5.018     May-13
Morgan, Lewis & Bockius LLP (4)      Philadelphia, PA       49,000     5.060     Jul-14
                                                          --------   -------
                                                         $ 615,052     5.194%
                                                          ========   =======


           (1) Lexington has a 25% interest in this property through Lexington Acquiport Company II, LLC.
           (2) Lexington has a 30% interest in this property through Triple Net Investment Company LLC.
           (3) Lexington has a 30% interest in this property through Lexington/Lion Venture LP.
           (4) Lexington has an 80.5% interest in this property.
           (5) Lexington has a 40% interest in this property through Lexington Oklahoma City, LP.
           (6) Lexington has 32.3% interest in this property through Lexington Strategic Asset Corp.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                     2005 First Quarter Transaction Summary

Acquisitions ($000's)
                                                                                  Average               Current
                                                                                  Annual     Average     Annual    Current
                                                        Property   Capitalized     GAAP        GAAP       Cash       Cash     Lease
Tenants/Guarantors                    Location          Type          Costs      Rent, net    Yield    Rent, net    Yield     Term
------------------                    --------          ----          -----      ---------    -----    ---------    -----     ----
Alstom Power, Inc.(4)                 Knoxville, TN     Office     $   12,012   $   1,140        9.5%  $    975        8.1%   Oct-14

Dispositions ($000's)
                                                        Property
Tenants/Guarantors                    Location          Type       Net Sale Price    Net Book Value
------------------                    --------          ----       --------------
Wal-Mart, Inc.                        Gainesville, GA   Retail     $      3,089      $      2,564
Circuit City Stores, Inc.             Lynchburg, VA     Retail              986               761
                                                                      ---------         ---------
                                                                   $      4,075      $      3,325
                                                                      =========         =========

Lease Extensions ($000's)
                                                                                          Extension
                                                         Property   Previous  Extended     Rent Per
Tenants/Guarantors                    Location           Type         Term      Term        Annum
------------------                    --------           ----         ----      ----        -----
Ameritech Services, Inc.              Columbus, OH       Industrial   May-05     May-15  $       138
Hartford Fire Insurance Company       Southington, CT    Office       Dec-05     Dec-12  $     1,570
Cadbury Adams (1)(3)                  Parsippany, NJ     Office       Jan-10     Jun-15  $     4,009


New Financings ($000's)

Tenants/Guarantors                   Location             Amount       Rate    Maturity Date
------------------                   --------             ------       ----    -------------
Spacelabs Medical, Inc.              Issaquah, WA       $  32,800        5.00%     Dec-14
  (OSI Systems, Inc.) (2)            2 properties
Verizon Wireless (2)                 Wilmington, NC        13,000        5.19%     Mar-17
                                                         --------        ----
                                                        $  45,800        5.05%
                                                         ========        ====


           (1) Lexington has a 33 1/3% interest in this property through Lexington Acquiport Company, LLC.
           (2) Lexington has a 25% interest in this property through Lexington Acquiport Company II, LLC.
           (3) Lease encompasses approximately 50% of gross leaseable area; primary lease with Aventis is still in effect until 2010.
           (4) Lexington has a 32.3% interest in this property through Lexington Strategic Asset Corp.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/05

------------------------------ ----------------------------- ------------- ------------- -------------- -------------
                                                                 YTD           YTD
                                                              Base Cash     Base GAAP                       Year
                                                               Revenue       Revenue          Square    Constructed/
Property Location                   Tenant (Guarantor)          ($000)        ($000)         Footage     Renovated
------------------------------ ----------------------------- ------------- ------------- -------------- -------------
Office
------
295 Chipeta Way                Northwest Pipeline Corp.        $   8,161     $  8,161         295,000       1982
Salt Lake City, UT

10001 Richmond Avenue          Baker Hughes, Inc.                  6,030        7,367         554,385    1976/1984
Houston, TX

6303 Barfield Road & 859       Internet Security Systems,          4,428        4,268         289,000       2003
Mount Vernon Hwy.              Inc.(22)
Atlanta, GA

1701 Market Street             Morgan Lewis & Bockius              3,482        3,496         322,317       1957
Philadelphia, PA               LLP(19)(20)

3480 Stateview Blvd.           Wells Fargo Bank N.A. (13)          3,163        3,449         169,218       2004
Fort Mill, SC

33 Commercial Street           Invensys Systems, Inc.              3,243        3,243         164,689       1982
Foxboro, MA                    (Siebe, Inc.)

3476 Stateview Boulevard       Wells Fargo Home                    2,824        3,021         169,083       2002
Fort Mill, SC                  Mortgage (4) (5)

9950 Mayland Drive             Circuit City Stores, Inc.           2,859        2,791         288,562       1990
Richmond, VA

1415 Wyckoff Road              New Jersey Natural Gas Co.          2,754        2,754         157,511       1983
Wall Township, NJ

2750 Monroe Boulevard          Quest Diagnostics, Inc.(2)          2,442        2,554         109,281    1985/2001
Valley Forge, PA

700 Oakmont Lane               North American Van Lines,           2,367        2,529         269,715       1989
Westmont, IL                   Inc. (SIRVA, Inc.)(3)

70 Mechanic Street             Invensys Systems, Inc.              2,864        2,496         251,914    1965/1988
Foxboro, MA                    (Siebe, Inc.)

13651 McLearen Road            Boeing North American               2,699        2,472         159,664       1987
Herndon, VA                    Services, Inc.
                               (The Boeing Company)

1311 Broadfield Blvd.          Transocean, Inc.(23)                1,593        1,632         103,260       2000
Houston, TX                    Newpark Resources, Inc.(24)           840          814          52,731

601 & 701 Experian Pkwy.       TRW Inc. (Experian                  2,911        2,418         292,700    1981/1983
Dallas, TX                     Information Solutions, Inc.)

2211 South 47th Street         Avnet, Inc.                         2,436        2,399         176,402       1997
Phoenix, AZ

1301 California Circle         Artesyn North America, Inc.         2,724        2,377         100,026       1985
Milpitas, CA                   (Balfour Beatty plc)(31)

5600 Broken Sound Blvd         Oce Printing Systems USA,           2,012        2,245         143,290    1983/2002
Boca Raton, FL                 Inc.

4200 RCA Boulevard             The Wackenhut Corp.(6)              2,181        2,167         114,518       1996
Palm Beach Gardens, FL

701 Brookfield Parkway         Verizon Wireless (7)                1,972        2,067         192,884    2000/2001
Greenville, SC


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/05

-------------------------------- ---------------------------- -------------- -------------- -------------- --------------
                                                                   YTD            YTD
                                                                Base Cash      Base GAAP                       Year
                                                                 Revenue        Revenue          Square    Constructed/
Property Location                    Tenant (Guarantor)          ($000)         ($000)          Footage      Renovated
-------------------------------- ---------------------------- -------------- -------------- -------------- --------------
19019 No. 59th Avenue            Honeywell, Inc.                    2,002         1,980          252,300       1985
Glendale, AZ

4201 Marsh Lane                  Carlson Restaurants                1,809         1,975          130,000       2003
Carrollton, TX                   Worldwide, Inc. (16)

12645 W. Airport Road            Baker Hughes, Inc.                 1,708         1,941          165,836       1997
Sugar Land, TX

26210 and 26220 Enterprise       Apria Healthcare Group,            1,701         1,792          100,012       2001
Court                            Inc.
Lake Forest, CA

10475 Crosspoint Blvd.           John Wiley & Sons, Inc.(29)        1,701         1,701          141,047       1999
Fishers, IN

2210 Enterprise Drive            Washington Mutual Home             1,750         1,699          177,747       1998
Florence, SC                     Loan, Inc.

27404 Drake Road                 Dana Corporation                   1,670         1,663          112,480       1999
Farmington Hills, MI

200 Executive Blvd. S            Hartford Fire Insurance Co.        2,165         1,625          153,364        1983
Southington, CT

810-820 Gears Road               IKON Office Solutions,             1,587         1,613          157,790       2000
Houston, TX                      Inc.

1600 Eberhardt Road              Nextel of Texas                    1,384         1,559          108,800        2001
Temple, TX

2999 SW 6th St.                  Voice Stream PCS I LLC             1,335         1,552           77,484       2004
Redmond, OR                      (T-Mobile USA, Inc.)

160 Clairemont Avenue            Allied Holdings, Inc.              1,632         1,530          112,248       1983
Decatur, GA

27016 Media Center Drive         Playboy Enterprises, Inc.          1,307         1,257           63,049       2000
Los Angeles, CA                  Sony Electronics, Inc. (17)          257           271           20,203

2800 Waterford Lake Dr.          Alstom Power, Inc.((26)) (33)      1,264         1,444           99,057       2000
Richmond, VA

26555 Northwestern Highway       Federal-Mogul Corporation          1,158         1,418          187,163     1963/1965
Southfield, MI

10419 North 30th Street          Time Customer Service, Inc.        1,450         1,410          132,981       1986
Tampa, FL                        (Time, Inc.)

250 Rittenhouse Circle           Jones Apparel Group                1,265         1,385          255,019       1982
Bristol, PA                      USA, Inc. (Jones Apparel
                                 Group, Inc.)(1)

15501 North Dial Blvd.           The Dial Corporation                 995         1,367          129,689       1998
Phoenix, AZ

8555 South River Pkwy.           ASM Lithography Holding            1,527         1,323           95,133       1998
Tempe, AZ                        NV

400 Butler Farm Road             Nextel Communications of           1,289         1,302          100,632       1999
Hampton, VA                      the Mid-Atlantic, Inc.
                                 (Nextel Finance Company)

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/05

------------------------------- --------------------------- ---------------- ------------- --------------- --------------
                                                                  YTD            YTD
                                                               Base Cash      Base GAAP                        Year
                                                                Revenue        Revenue          Square     Constructed/
Property Location                   Tenant (Guarantor)          ($000)          ($000)          Footage      Renovated
------------------------------- --------------------------- ---------------- ------------- --------------- --------------
16676 Northchase Dr.            Kerr-McGee Corporation            1,106           1,166         101,111        2003
Houston, TX

6200 Northwest Pkwy.            PacifiCare Health Systems,        1,069           1,162         142,500        2000
San Antonio, TX                 Inc.

5757 Decatur Blvd.              Allstate Insurance Co.(27)(21)      893           1,108          84,200        2002
Indianapolis, IN                Holladay Property                    54              54           5,756
                                Services(28)

4000 Johns Creek Pkwy.          Kraft Foods N.A.,                   947             993          73,264        2001
                                Inc.(25)(34)
Atlanta, GA                     PerkinElmer Instruments             148             166          13,955
                                LLC(35)

6455 State Hwy 303 NE           Nextel West Corporation             969           1,113          60,200        2001
Bremerton, WA

270 Billerica Road              Cadence Design Systems(14)        1,015           1,065         100,000        1985
Chelmsford, MA

2550 Interstate Dr.             AT&T Wireless Services,           1,008           1,038          81,859        1998
Harrisburg, PA                  Inc.

180 Rittenhouse Circle          Jones Apparel Group                 928             970          96,000        1998
Bristol, PA                     USA, Inc. (Jones Apparel
                                Group, Inc.)(10)

2529 West Thorns Drive          Baker Hughes, Inc.                  686             846          65,500      1981/1999
Houston, TX

12000 Tech Center Drive         Kelsey-Hayes Company                762             823          80,230        1988
Livonia, MI

2401 Cherahala Boulevard        Advance PCS, Inc.                   786             822          59,748        2002
Knoxville, TN

1275 NW 128th Street            Principal Life Insurance            791             804          61,180        2003
Clive, IA                       Company(12)

13430 N. Black Canyon Freeway   Bull HN Information               1,048             773          69,492      1985/1994
Phoenix, AZ                     Systems, Inc.
                                Associated Billing                   --              --          17,767
                                Services,
                                LLC(32)
                                VACANT                               --              --          49,799

12600 Gateway Blvd.             Gartner, Inc.                       700             754          62,400        1997
Fort Meyers, FL

421 Butler Farm Road            Nextel Communications of            723             719          56,515        2000
Hampton, VA                     the Mid-Atlantic, Inc.
                                (Nextel Finance Company)

3940 South Teller St.           Travelers Express                   782             623          68,165        2002
Lakewood, CO                    Company, Inc. (18)

100 Barnes Road                 Minnesota Mining and                559             606          44,400      1978/1985
Wallingford, CT                 Manufacturing Company

1440 East 15th Street           Cox Communications, Inc.            437             457          28,591        1988
Tucson, AZ

250 Turnpike Road               Honeywell Consumer                  439             439          57,698        1984
Southborough, MA                Products

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/05

------------------------------- ------------------------ ---------------- ------------- ---------------- -------------
                                                               YTD            YTD
                                                            Base Cash      Base GAAP                         Year
                                                             Revenue        Revenue           Square     Constructed/
Property Location                 Tenant (Guarantor)         ($000)          ($000)          Footage      Renovated
------------------------------- ------------------------ ---------------- ------------- ---------------- -------------
11555 University Blvd.          Kelsey-Seybold Clinic            146             160         72,683          2004
Sugarland, TX

2300 Litton Lane                AGC Automotive Americas           68             108         21,500          1987
Hebron, KY                      Company
                                VACANT                            --              --         60,244

1600 Viceroy Drive              VACANT                            --              --         249,452         1986
Dallas, TX

3615 North 27th Avenue          VACANT                            --              --         179,280      1960/1979
Phoenix, AZ

                                ------------------------ ---------------- ------------- ----------------
                                Subtotal                   $ 111,005        $ 113,296      9,211,673
                                ------------------------ ---------------- ------------- ----------------

Industrial
----------
541 Perkins Jones Road          Kmart Corp.                $   9,359        $  8,932       1,700,000         1982
Warren, OH

19500 Bulverde Road             Harcourt Brace                 3,028           3,429         559,258         2001
San Antonio, TX

2425 Highway 77 North           James Hardie Building          3,400           3,400         425,816      1996/1997
Waxahachie, TX                  Products, Inc. (James
                                Hardie Industries NV)

3501 West Avenue H              Michaels Stores, Inc.          3,238           3,304         762,775      1998/2002
Lancaster, CA

9110 Grogans Mill Road          Baker Hughes, Inc.             2,481           3,065         275,750         1992
Houston, TX

159 Farley Drive                Harbor Freight Tools           2,373           2,651       1,010,859         2001
Dillon, SC                      (Central Purchasing,
                                Inc.)

8305 SE 58th Avenue             Associated Grocers of          2,067           2,238         668,034         1976
Ocala, FL                       Florida, Inc.

590 Ecology Lane                Owens Corning                  1,876           1,876         420,597         2001
Chester, SC

6345 Brackbill Boulevard        Exel Logistics, Inc.           2,037           1,852         507,000      1985/1991
Mechanicsburg, PA               (NFC plc)

3820 Micro Drive                Ingram Micro Inc.              1,459           1,628         701,819         1997
Memphis, TN

431 Smith Lane                  Kirkland's, Inc. (11)          1,420           1,420         771,127         2004
Jackson, TN

750 N. Black Branch Road        Dana Corporation               1,419           1,419         539,592      1995/2001
Elizabethtown, KY

6938 Elm Valley Dr.             Dana Corporation               1,321           1,400         150,945         1999
Kalamazoo, MI

4425 Purks Road                 Lear Technologies LLC          1,405           1,365         183,717      1989/1998
Auburn Hills, MI                (Lear Corporation)
                                (General Motors Corp.)

6 Doughten Road                 Exel Logistics, Inc.           1,487           1,349         330,000         1989
New Kingston, PA                (NFC plc)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/05

------------------------------- ----------------------- ------------------ ------------ ---------------- -------------
                                                               YTD             YTD
                                                            Base Cash       Base GAAP                        Year
                                                             Revenue         Revenue          Square     Constructed/
Property Location                 Tenant (Guarantor)         ($000)          ($000)          Footage      Renovated
------------------------------- ----------------------- ------------------ ------------ ---------------- -------------
6500 Adelaide Court             Anda Pharmaceuticals,Inc.     1,224             1,206          354,676       2002
Groveport, OH                   (Andrx Corporation)

7500 Chavenelle Road            The McGraw-Hill               1,060             1,164          330,988       2002
Dubuque, IA                     Companies, Inc.

12025 Tech Center Drive         Kelsey-Hayes Company          1,049             1,139          100,000     1987/1988
Livonia, MI

250 Swathmore Avenue            Steelcase, Inc. (15)          1,027             1,087          244,851       2002
High Point, NC

Moody Commuter & Tech Park      TNT Logistics North           1,054             1,054          595,346       2004
Moody, AL                       America, Inc. (TPG
                                N.V.)

3102 Queen Palm Drive           Time Customer                 1,010             1,010          229,605       1986
                                Service,
Tampa, FL                       Inc. (Time, Inc.)

2280 Northeast Drive            Ryder Integrated                998             1,004          276,480    1996/1997
Waterloo, IA                    Logistics, Inc.
                                (Ryder Systems, Inc.)

245 Salem Church Road           Exel Logistics, Inc.          1,103               994          252,000       1985
Mechanicsburg, PA               (NFC plc)

200 Arrowhead Drive             Owens Corning                 1,027               985          400,522       1999
Hebron, OH

3600 Southgate Drive            Sygma Network, Inc.             933               933          149,500       2000
Danville, IL

46600 Port Street               Johnson Controls, Inc.          924               924          134,160       1996
Plymouth, MI

1133 Poplar Creek Road          Corporate Express Office        787               810          196,946       1998
Henderson, NC                   Products, Inc.
                                (Buhrmann, N.V.)

301 Bill Byran Road             Dana Corporation                726               726          410,844     1987/1997/
Hopkinsville, KY                                                                                             2000

450 Stern Street                Johnson Controls, Inc.          699               699          111,160       1996
Oberlin, OH

10000 Business Boulevard        Dana Corporation                673               673          336,350       1988
Dry Ridge, KY

7670 Hacks Cross Road           Dana Corporation                615               657          168,104       1989
Olive Branch, MS

34 East Main Street             Exel Logistics, Inc.            721               654          179,200       1981
New Kingston, PA

191 Arrowhead Drive             Owens Corning                   644               626          250,410       2000
Hebron, OH

904 Industrial Road             Tenneco Automotive              583               600          195,640    1968/1972
Marshall, MI                    Operating Company,
                                Inc. (Tenneco Automotive, Inc.)

109 Stevens Street              Unisource Worldwide, Inc.       575               588          168,800    1958/1969
Jacksonville, FL


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/05

---------------------------- --------------------------- ----------------- -------------- --------------- ------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square     Constructed/
Property Location                Tenant (Guarantor)           ($000)          ($000)           Footage     Renovated
---------------------------- --------------------------- ----------------- -------------- --------------- ------------
128 Crews Drive              Stone Container                     542              571           185,961    1968/1998
Columbia, SC                 Corporation

1700 47th Avenue North       Owens Corning                       549              549            18,620      2003
Minneapolis, MN

7150 Exchequer Drive         Corporate Express Office            426              427            79,086      1998
Baton Rouge, LA              Products, Inc.
                             (Buhrmann, N.V.)

4010 Airpark Drive           Dana Corporation                    398              398           162,468    1998/2000
Owensboro, KY

324 Industrial Park Road     SKF USA, Inc.                       363              363            72,868      1996
Franklin, NC

187 Spicer Drive             Dana Corporation                    349              341           148,000    1983/1985
Gordonsville, TN

730 N. Black Branch Road     Dana Corporation                    268              268           167,770      2001
Elizabethtown, KY

3350 Miac Cove Road          Mimeo.com, Inc. (8)                 212              222           107,000      1987
Memphis, TN                  VACANT                               --               --            34,359

300 McCormick Road           Ameritech Services, Inc.            180              180            20,000      1990
Columbus, OH                 (9)

1601 Pratt Avenue            Tenneco Automotive(30)              111              109            53,600      1979
Marshall, MI                 Operating Company, Inc.
                             (Tenneco Automotive, Inc.)
                             Joseph Campbell Company              52               52                --

477 Distribution Pkwy.       Federal Express                      --               --           120,000      2005
Colliersville, TN            Corporation(36)

                             --------------------------- ----------------- -------------- ---------------
                             Subtotal                      $  59,252         $ 60,341        15,262,603
                             --------------------------- ----------------- -------------- ---------------

Retail
------
2655 Shasta Way              Fred Meyer, Inc.              $   1,009         $  1,009           178,204      1986
Klamath Falls, OR

Fort Street Mall, King       Liberty House, Inc.                 970              971            85,610      1980
Street
Honolulu, HI

150 N.E. 20th Street         Fred Meyer, Inc.                    933              933           118,179      1986
Newport, OR

35400 Cowan Road             Sam's Real Estate                   753              753           102,826    1987/1997
Westland, MI                 Business Trust

4733 Hills & Dales Road      Scandinavian Health Spa,            729              685            37,214      1987
Canton, OH                   Inc. (Bally Total Fitness
                             Corp.)

1160 White Horse Road        Physical Fitness Centers            820              613            31,750      1987
Voorhees, NJ                 of Philadelphia,  Inc.
                             (Bally Total Fitness
                             Corp.)

5917 S. La Grange Road       Bally Total Fitness Corp.           660              515            25,250      1987
Countryside, IL


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/05

---------------------------- --------------------------- ----------------- --------------- ------------- -------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square    Constructed/
     Property Location           Tenant (Guarantor)           ($000)           ($000)          Footage    Renovated
---------------------------- --------------------------- ----------------- --------------- ------------- -------------
4831 Whipple Avenue, N.W.    Best Buy Co., Inc.                  465               465          46,350       1995
Canton, OH

3711 Gateway Drive           Kohl's Dept. Stores, Inc.           469               463          76,164       1994
Eau Claire, WI

399 Peach Wood Centre Dr.    Best Buy Co., Inc.                  395               395          45,800       1996
Spartanburg, SC

12535 S.E. 82nd Avenue       Toys "R" Us, Inc.                   431               364          42,842       1981
Clackamas, OR

24100 Laguna Hills Mall      Federated Department                677               349         160,000       1974
Laguna Hills, CA             Stores, Inc.

18601 Alder Wood Mall        Toys "R" Us, Inc.                   398               345          43,105       1981
Boulevard
Lynwood, WA

6910 S. Memorial Highway     Toys "R" Us, Inc.                   364               315          43,123       1981
Tulsa, OK

9580 Livingston Road         GFS Realty, Inc.                    205               277         107,337       1976
Oxon Hill, MD                (Giant Food, Inc.)

121 South Center Street      Greyhound Lines, Inc.               210               210          17,000       1968
Stockton, CA

2401 Wooton Parkway          GFS Realty, Inc.                    133               152          51,682       1977
Rockville, MD                (Giant Food, Inc.)

                             --------------------------- ----------------- -------------- ---------------
                             Subtotal                      $   9,621       $     8,814       1,212,436
                             --------------------------- ----------------- -------------- ---------------

                             --------------------------- ----------------- -------------- ---------------
                             Grand Total                   $ 179,878       $   182,451      25,686,712
                             --------------------------- ----------------- -------------- ---------------

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    12/31/05



(1) Tenant can cancel lease on 03/26/08 with 12 months notice and payment of $1,392.
(2)   Expense stop on this property is $393 per annum.
(3) Tenant can cancel lease on 11/30/13 with 12 months notice and a payment of $1,300.
(4)   Expense stop on this property is $820.
(5) Tenant has the right to contract leased space by 27,000 square feet on 01/31/08 with six months notice and a payment estimated to be $696. In addition, the tenant can cancel lease on 01/31/10 with twelve months notice and a payment estimated to be $3,968.
(6) This is a modified gross lease. Annual net operating expense for which the Company is responsible approximates $600. There is a second tenant at this property encompassing approximately 18,000 square feet.
(7)   Expense stop on this property is $112 per annum.
(8) Tenant occupies 107,000 square feet and is responsible for all operating expenses.
(9) Tenant can cancel lease on 6/1/10 with 6 months notice and a payment of $102.
(10) Tenant can cancel lease on 7/31/08 with 12 months notice and a payment of $2,095.
(11) Tenant can cancel lease on 5/30/14 for a payment equal to the remaining 5 years rent discounted at 150 bps over the then 5 year U.S. Treasury rate.
(12) Tenant can cancel lease on 2/1/09 with twelve months notice and a payment equal to approximately one year rent and operating costs.
(13)  Expense stop on this property is $948.
(14) Tenant can cancel lease on 9/30/10 with twelve months notice and a payment of $965.
(15) Tenant can cancel the lease during the last year if damage occurs and is greater than $500 or 50% of cost to replace building.
(16) Tenant can cancel lease after 12/22/13 with twelve months notice plus payment equal to one year rent plus unamortized deal costs.
(17) Tenant can cancel lease after 9/1/07 with 180 days notice and payment of 2 months rent plus unamortized tenant improvements and commissions.
(18) Tenant can cancel lease on 3/31/09 with 12 months notice and a payment of approximately $1,041.
(19)  The Company has an 80.5% economic interest in this property.
(20) Included in square footage is 10,426 of retail space leased to three tenants and 2,842 of vacant space.
(21) Tenant can cancel lease on 8/31/07 with 12 months written notice and a payment of $385 plus unamortized costs of landlord's improvements in excess of $30 per square foot.
(22)  Expense stop on this property is $804 per annum.
(23)  Expense stop on this property for tenant is $7.89 per square foot.
(24)  Expense stop on this property for tenant is $6.50 per square foot.
(25)  Expense stop on this property for tenant is $4.35 per square foot.
(26)  Expense stop on this property is $593 per annum.
(27)  Expense stop on this property for tenant is $2.75 per square foot.
(28)  Expense stop on this property for tenant is $2.50 per square foot.
(29)  Expense stop on this property is $501 per annum.
(30) The original tenant lease expired during the third quarter of 2005 and the subtenant extended lease for two years.
(31)  Lease expired 12/09/05 and property is currently vacant.
(32) Tenant can cancel lease on 7/31/11 with 9 months written notice and a payment equal to the unamortized tenant improvements.
      Tenant lease commences in 2006.
(33) Tenant can cancel lease on 7/31/12 with 12 months written notice and a payment equal to the sum of $340 plus 50% of rent, as defined, for the year ended 7/31/13 plus 6 months of operating expenses for 2012.
(34) Tenant can cancel lease on 1/31/09 with 12 months written notice and payment of $1,845.
(35) Tenant can cancel lease on 11/30/11 with 12 months written notice and payment of $325.
(36)  Property being expanded.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                    12/31/05

---------------------------- --------------------------- ----------------- -------------- --------------- ------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                       Year
                                                             Revenue          Revenue          Square     Constructed/
     Property Location           Tenant (Guarantor)           ($000)           ($000)          Footage     Renovated
---------------------------- --------------------------- ----------------- -------------- --------------- ------------

Office
------
389-399 Interpace Highway    Aventis Pharmaceuticals,      $   9,023         $  8,593          340,240       2000
Morris Corporate Center IV   Inc (Pharma Holdings
Parsippany, NJ               GmbH)(A)(Y)

17 Technology Circle         Blue Cross Blue Shield            7,377            6,930          456,304     1999/2001
Columbia, SC                 of South Carolina Inc.(B)

275 South Valencia Ave.      Bank of America NT & SA (H)       5,428            6,520          637,503       1983
Los Angeles, CA

100 Wood Hollow Drive        Greenpoint Mortgage               4,464            4,864          124,600       2001
Novato, CA                   Funding, Inc. (E)(F)

6555 Sierra Drive            True North Communications         4,424            4,250          247,254       1999
Irving, TX                   Inc.(A)

101 East Erie Building       Foote, Cone & Belding             3,874            3,884          203,376       1986
Chicago, IL                  (Interpublic Group of
                             Companies, Inc.) (E)
                             Higgins Development                 117              120           19,089       1986
                             Partners(E)
                             Lexington Corporate                  11               18            2,100       1986
                             Properties
                             Trust(E)

5200 Metcalf Avenue          Employers Reinsurance             3,954            3,954          320,198    1980/1990/
Overland Park, KS            Corporation(H)                                                                  2003

27027 Tourney Road           Specialty Laboratories,           3,563            3,563          187,262       2004
                             Inc.(E)
Santa Clarita, CA

8900 Freeport Pkwy.          Nissan Motor Acceptance           3,173            3,447          268,445       2002
Irving, TX                   Corporation/ (Nissan North
                             America, Inc.)(L)

15375 Memorial Drive         Vastar Resources, Inc.(A)         3,437            3,437          327,325       1985
Houston, TX

10300 Kincaid Drive          Bank One Indiana,                 3,381            3,287          193,000       1999
                             N.A.(A)(D)
Fishers, IN

10300 Town Park Drive        Veritas DGC, Inc. (E)             2,859            3,249          218,641       2000
Houston, TX

600 International Parkway    First USA Management              2,936            2,921          125,155       1997
Lake Mary, FL                Services, Inc.(A)(C)

550 International Parkway    First USA Management              2,835            2,820          125,920       1999
Lake Mary, FL                Services, Inc.(A)(C)

10940 White Rock Road        Progressive Casualty              2,685            2,804          158,582       2002
                             Insurance
10929 Disk Drive             Company(E)
Rancho Cordova, CA

2000 Eastman Drive           Structural Dynamic                2,771            2,790          212,836       1991
Milford, OH                  Research Corp.(A)

3701 Corporate Drive         Motorola, Inc.(A) (J)             2,714            2,714          119,829       2001
Farmington Hills, MI

2050 Roanoke Road            Chrysler Financial                2,286            2,537          130,290       2001
Westlake, TX                 Company LLC (L) (T)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                    12/31/05

---------------------------- --------------------------- ----------------- -------------- --------------- --------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP         Square         Year
                                                             Revenue          Revenue                     Constructed/
Property Location            Tenant (Guarantor)               ($000)          ($000)         Footage        Renovated
---------------------------- --------------------------- ----------------- -------------- --------------- --------------
1401 & 1501 Nolan Ryan       Siemens Dematic Postal            2,385            2,533          233,783        2003
Parkway                      Automation, L.P. (H)
Arlington, TX

9201 East Dry Creek Road     The Shaw Group, Inc. (K) (L)      2,042            2,506          128,500      2001/2002
Centennial, CO

110, 120 & 130 E. Shore Dr.  Capital One Services,             2,005            2,071           68,500        2000
Richmond, VA                 Inc. (E)                                                           77,045        1998
                                                                                                79,675        2000

1475 Dunwoody Drive          ING USA Annuity and Life          1,997            2,038          125,000      1998/1999
West Chester, PA             Insurance Company (E)

13775 McLearen Road          Equant N.V. (E) (G)               1,803            2,011          125,293     1984/1988/
Herndon, VA                                                                                                   1992

70 Valley Stream Parkway     IKON Office Solutions,            1,923            1,995          106,855        1987
Malvern, PA                  Inc(E)(I)

5150 220th Avenue            Spacelabs Medical, Inc            1,866            1,949          106,944        1992
Issaquah, WA                 (OSI Systems, Inc.)(H)

9201 Stateline               Employers Reinsurance             1,874            1,874          166,641     1963/1985/
Kansas City, MO              Corporation(H)                                                                   2003

22011 SE 51st Street         Spacelabs Medical, Inc            1,710            1,667           95,600        1987
Issaquah, WA                 (OSI Systems, Inc.)(H)

1110 Bayfield Drive          Honeywell International,          1,543            1,637          166,575      1980/2002
Colorado Springs, CO         Inc.(A) (O)

3601 Converse Drive          Verizon Wireless(H)               1,533            1,624          160,500        2004
Wilmington, NC

275 Technology Drive         ANSYS, Inc.(L)                    1,241            1,354          107,872        1996
Canonsburg, PA

Renner Blvd.                 Voicestream PCS II                1,176            1,352           77,484        2004
Lenexa, KS                   Corporation
                             (T-Mobile USA, Inc.) (H)

East Goldstone Drive         T-Mobile USA, Inc. (H)            1,156            1,320           77,483        2004
Meridian, ID

1409 Centerpoint Blvd.       Alstom Power,                     1,129            1,292           84,404        2001
Knoxville, TN                Inc.(S)(V)(W)

3201 Quail Springs Pkwy.     AT& T Wireless Services,            937              974          103,500        1999
Oklahoma City, OK            Inc.(N) Jordan
                             Associates, Inc. (N)                236              237           25,000

200 Lucent Lane              Lucent Technologies, Inc.         1,424            1,182          120,000        1999
Raleigh, NC                  (E)

4455 American Way            Bell South Mobility,              1,015            1,090           70,100        1997
Baton Rouge, LA              Inc. (L)

3711 San Gabriel             Voice Stream PCS II LLC             900              984           75,016        2004
Mission, TX                  (T-Mobile USA, Inc.) (L)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                    12/31/05

   ------------------------- --------------------------- ----------------- -------------- --------------- --------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP         Square         Year
                                                             Revenue          Revenue                     Constructed/
   Property Location         Tenant (Guarantor)               ($000)          ($000)         Footage        Renovated
   ------------------------- --------------------------- ----------------- -------------- --------------- --------------

   4848 129th East Ave.      Metris Companies, Inc.(S)           936              936          101,100        2000
   Tulsa, OK

   2310 Village Square       AmeriCredit                       1,026              886           85,000        2001
   Pkwy.                     Corporation(S)(X)
   Jacksonville, FL

   4001 International Pkwy.  Accor S.A.(H) (U)                   498              539          138,443        2003
   Carrollton, TX

   350 Rhode Island Street   California Culinary                 627              500          105,568        2002
   San Francisco, CA         Academy,
                             LLC (Career Education
                             Corp.)(E)
                             Starbucks Coffee                     20               22            1,864
                             Company(E) (P)
                             VACANT (E)                           --               --           19,642

   2500 Patrick Henry Pkwy.  Georgia Power Company(H)            444              474          111,911        1999
   McDonough, GA

   First Park Drive          Omnipoint Holdings,                 368              425           78,610        2005
   Oakland, ME               Inc.(H) (T-Mobile USA, Inc.)

   11707 Miracle Drive       Structure, LLC                      100              100           86,800        1995
   Omaha, NE                 (Infocrossing,
                             Inc.)(S)

   2005 East Technology      Structure, LLC                        9                9           60,000        1998
   Circle                    (Infocrossing,
   Tempe, AZ                 Inc.)(S)

                             --------------------------- ----------------- -------------- ---------------
                             Subtotal Office               $ 105,235         $ 108,283       7,588,657
                             --------------------------- ----------------- -------------- ---------------

   Industrial
   ----------

   101 Michelin Drive        TNT Logistics North           $   3,103         $  3,227        1,164,000      1991/1993
   Laurens, SC               America, Inc.
                             (TPG N.V.) (A)

   Philipp Parkway           L'Oreal  USA, Inc. (H)            2,290            2,518          649,250        2004
   Streetsboro, OH

   7111 Crabb Road           TNT Logistics North               2,078            2,161          752,000      1978/1993
   Temperance, MI            America, Inc.
                             (TPG N.V.) (A)

   6050 Dana Way             Dana Corporation (L) (Q)          2,444            2,142          677,400        1999
   Antioch, TN

   3600 Army Post Rd.        EDS Information Services          1,867            2,047          405,000        2002
   Des Moines, IA            LLC (Electronic Data
                             Systems Corporation) (L)

   2400 West Haven Avenue    Michaels Stores                   1,938            1,938          693,000        2004
   New Lenox, IL             Procurement
                             Company, Inc.
                             (Michaels Stores, Inc.)
                             (E)

   43955 Plymouth Oaks       Tower Automotive                  1,886            1,886          290,133      1996/1998
                             Products Company
   Boulevard                 (Tower Automotive,
   Plymouth, MI              Inc.) (E)

   121 Technology Drive      Heidelberg Web Systems,           1,833            1,850          500,500      1986/2003
   Durham, NH                Inc.(M)


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                         Joint Venture Property Holdings
                                    12/31/05

   ------------------------- --------------------------- ----------------- -------------- --------------- --------------
                                                               YTD              YTD
                                                            Base Cash        Base GAAP                        Year
                                                             Revenue          Revenue         Square      Constructed/
   Property Location         Tenant (Guarantor)               ($000)          ($000)         Footage        Renovated
   ------------------------- --------------------------- ----------------- -------------- --------------- --------------
   3225 Meridian Parkway     Hagemeyer Foods, Inc. (E)         1,482            1,609          201,845        1995
   Weston, FL

   291 Park Center Drive     Kraft Foods North                 1,420            1,504          344,700        2001
   Winchester, VA            America, Inc. (A)

   1109 Commerce             Linens-n-Things, Inc. (E)         1,258            1,251          262,644        1998
   Boulevard
   Logan Township, NJ

   3245 Meridian Parkway     Circuit City Stores, Inc. (E)     1,047            1,169          230,600        1995
   Weston, FL

   359 Gateway Drive         TI Group Automotive                 479              479          133,221        2005
   Livonia, GA               Systems, LLC(S)

                             --------------------------- ----------------- -------------- ---------------
                             Subtotal Industrial           $  23,125         $ 23,781        6,304,293
                             --------------------------- ----------------- -------------- ---------------

   Retail
   ------
   12080 Carmel Mountain     Kmart Corporation (L)  (R)    $     453         $    980          107,210        1993
   Road
   San Diego, CA

   5350 Leavitt Road         Kmart Corporation (L)  (R)        1,006              729          193,193        1993
   Lorain, OH

   255 Northgate Drive       Kmart Corporation (L) (R)           711              515          107,489        1993
   Manteca, CA

   21082 Pioneer Plaza       Kmart Corporation (L) (R)           668              484          120,727        1993
   Drive
   Watertown, NY

   US 219                    Kmart Corporation (L) (R)           469              309           90,933        1993
   Fairlea, WV

   1150 West Carl Sandburg   Kmart Corporation (L) (R)           399              289           94,970        1992
   Drive
   Galesburg, IL

                             --------------------------- ----------------- -------------- ---------------
                             Subtotal Retail               $   3,706         $  3,306          714,522
                             --------------------------- ----------------- -------------- ---------------

                             --------------------------- ----------------- -------------- ---------------
                             Grand Total                   $ 132,066         $ 135,370      14,607,472
                             --------------------------- ----------------- -------------- ---------------

(A) The Company has a 33 1/3% economic interest in this property through Lexington Acquiport Company, LLC.
(B) The Company has a 40% economic interest in this property through Lexington Columbia LLC.
(C)   Cumulative expense stop on these properties is $1,264 per annum.
(D)   Expense stop on this property is $768 per annum.
(E) The Company has a 30% economic interest in this property through Lexington/Lion Venture LP.
(F)   Expense stop on this property is $945 per annum.
(G) Tenant can cancel lease no earlier than 4/30/13 with 12 months notice and a payment equal to the net present value of remaining rent discounted at 12%.
(H) The Company has a 25% economic interest in this property through Acquiport Company II, LLC.
(I) Tenant can cancel lease anytime after 9/30/10 with a payment equal to the present value of all remaining lease payments, including operating expenses, discounted at 6%.
(J) Tenant can cancel lease on 12/28/11 with 18 months notice and a payment equal to two years rent and two years of unamortized tenant allowance.
(K) Tenant can cancel lease with 12 months notice, on 5/1/13 and 3/1/15 for a payment of $2,850 and $1,500, respectively.
(L) The Company has a 30% economic interest in this property through Triple Net Investment Company LLC.
(M) The Company has a 33 1/3% economic interest in this property through Lexington Durham Limited Partnership.
(N) The Company has a 40% economic interest in this property through Lexington Oklahoma City, LP.
(O)   Tenant can cancel lease on 11/30/10 with 12 months notice.
(P) Tenant can cancel lease on 9/30/08 with 120 days notice for a payment of $40.

(Q) Tenant can terminate lease, for obsolescence by providing 120 days notice, anytime between 11/1/08 and 10/31/18 and pay a predetermined price or fair market value, whichever is greater.
(R) Tenant has the right to cancel the lease providing 12 months notice and a minimum payment stipulated in the lease.
(S) The Company has a 32.3% economic interest through Lexington Strategic Asset Corp.
(T)   Expense stop on this property is $798 per annum.
(U) Expense stop on this property is $720 per annum. (V) Expense stop on this property is $481 per annum.
(W) Tenant can cancel lease on 6/30/12 with 12 months notice and a payment of 6 months base rent plus approximately $1,100 of unamortized tenant improvements and leasing commissions.
(X) Tenant can cancel lease on 5/31/08 with 12 months notice and a payment of $1,922.
(Y) After the primary tenant lease expires in 2010 approximately 50% of the rentable square feet is subject to a lease with Cadbury Schwepps Holdings through 6/30/15.

                    The Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Properties by Location
                                    12/31/05

                                                                              Historical Year
                                                                          Ended December 31, 2005
                                                                          -----------------------
No. of                           Number of     Percent       Square       Base Rent     Percent of
Locations      Location          Properties(3) Leased(4)     Feet(2)     ($000's)(1)     Base Rent
-------------- ----------------- ------------ ------------- ----------- ------------------------------
 1             Texas                   23         95%        5,096,769  $     38,983       17.00%
 2             South Carolina          10        100         3,992,453        19,577        8.54
 3             California              14         96         2,672,785        16,045        7.00
 4             Pennsylvania            12        100         2,472,403        15,908        6.94
 5             Ohio                    12        100         3,975,611        15,834        6.90
 6             Florida                 11        100         2,288,148        13,895        6.06
 7             Michigan                13        100         2,462,723        12,437        5.42
 8             Virginia                10        100         1,399,643        10,907        4.75
 9             Arizona                  9         78         1,058,453         9,010        3.93
10             Utah                     1        100           295,000         8,161        3.56
11             Georgia                  6        100           733,599         7,445        3.25
12             Massachusetts            4        100           574,301         7,243        3.16
13             New Jersey               4        100           792,145         6,606        2.87
14             Tennessee                8         99         2,703,857         6,160        2.69
15             Illinois                 6        100         1,457,000         5,852        2.55
16             Oregon                   5        100           416,709         4,736        2.07
17             Indiana                  3        100           424,003         3,959        1.73
18             Kentucky                 6         96         1,698,768         3,592        1.57
19             Iowa                     4        100         1,073,648         3,586        1.56
20             North Carolina           5        100           795,165         3,021        1.32
21             Washington               4        100           305,849         2,362        1.03
22             Connecticut              2        100           197,764         2,230        0.96
23             Colorado                 3        100           363,240         1,921        0.84
24             Oklahoma                 3        100           272,723         1,669        0.73
25             Kansas                   2        100           397,682         1,327        0.58
26             Alabama                  1        100           595,346         1,053        0.46
27             Hawaii                   1        100            85,610           971        0.42
28             Louisiana                2        100           149,186           754        0.33
29             Mississippi              1        100           168,104           657        0.29
30             Maryland                 3        100           159,019           656        0.28
31             New Hampshire            1        100           500,500           617        0.27
32             Minnesota                1        100            18,620           549        0.24
33             Missouri                 1        100           166,641           469        0.20
34             Wisconsin                1        100            76,164           463        0.20
35             Idaho                    1        100            77,483           330        0.14
36             New York                 1        100           120,727           145        0.06
37             Maine                    1        100            78,610           106        0.05
38             West Virginia            1        100            90,933            93        0.04
39             Nebraska                 1        100            86,800            32        0.01

               ----------------- ------------ ------------- ----------- -------------- ---------------
               Total                  197      98.3%        40,294,184  $    229,361      100.00%
               ----------------- ------------ ------------- ----------- -------------- ---------------



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

(2)   Includes properties owned as of December 31, 2005.

(3)   Includes properties owned during the year ended December 31, 2005.

(4)   As of December 31, 2005.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
              Lease Rollover Schedule by Property Type - Cash Basis
                                    12/31/05

                              Office                           Industrial                               Retail
------------- ---------- ------------- ---------- ----------- ------------- ----------- ------------ -------------- ----------
                Square    Cash Rental   Net Rent   Square      Cash Rental   Net Rent     Square      Cash Rental    Net Rent
Year            Footage    Revenue(1)      PSF     Footage      Revenue(1)     PSF        Footage     Revenue(1)        PSF
------------- ---------- ------------- ---------- ----------- ------------- ----------- ------------ -------------- ----------
2006            276,456    $  2,461     $  8.90      938,237    $   5,097      $  5.43           --  $        --    $      --
2007            189,293       2,032       14.53    2,153,600       10,802         5.02           --           --           --
2008            573,959       7,628       13.64           --           --           --      215,418        1,788         8.30
2009          1,837,317      17,924       16.21      831,966        2,015         3.40      205,436        1,943         9.46
2010          2,125,183      17,622       13.91      675,655        2,436         3.61           --           --           --
2011            981,385      10,497       20.79    1,046,519          536         4.67      247,249        1,659         6.71
2012          1,860,247      18,282       12.69    4,305,199        9,924         4.28           --           --           --
2013          1,659,473      21,097       15.80       79,086          483         6.11           --           --           --
2014          1,861,427      18,140       15.70      965,160        3,522         3.65      267,337          496         1.85
2015          2,267,937      20,952       14.17      463,870        4,232         9.12       76,164          469         6.15
2016            509,642       5,545       17.90      559,258        3,663         6.55           --           --           --
2017            128,500         694       17.99      806,439        2,754         4.32      108,682        1,126        10.36
2018            450,198       3,121       13.33      668,034        2,519         3.77      806,672        1,175         2.37
2019            502,931       3,971       19.67    2,183,152        5,519         3.50           --           --           --
2020            294,583       4,238       18.36      666,437        4,184         7.50           --           --           --
2021            269,991       6,798       25.18    1,959,204        6,608         4.33           --           --           --
2022                 --          --          --           --           --           --           --           --           --
2023                 --          --          --           --           --           --           --           --           --
2024            187,262       1,069       19.02      693,000          568         2.73           --           --           --
2025            146,800         734       15.63    2,037,621        9,154         3.20           --           --           --
2026                 --          --          --      500,500          427         2.56           --           --           --
Weighted Average                        $ 15.62                                $  4.41                                $  4.87
                                        =======                                =======                                =======






(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                                    12/31/05
                                    ($000's)



                                                                 Percentage of
                                                  Total              Total
                       Number of             Annualized Base       Annualized
Year                Leases Expiring             Rent (1)           Base Rent
------------- --------------------------- -------------------- -----------------
2006                       8                         9,221             3.8
2007                       6                        12,226             5.0
2008                       8                         8,913             3.6
2009                      17                        22,439             9.2
2010                      18                        19,173             7.8
2011                      15                        15,967             6.5
2012                      22                        25,636            10.5
2013                      14                        22,124             9.1
2014                      19                        22,950             9.4
2015                      18                        26,538            10.8
2016                       8                         7,675             3.1
2017                       7                         4,483             1.8
2018                      11                         6,868             2.8
2019                       8                         8,868             3.6
2020                       6                         8,003             3.3
2021                       6                        11,417             4.7
2022                      --                            --              --
2023                      --                            --              --
2024                       2                         1,637             0.7
2025                       8                         9,895             4.0
2026                       1                           617             0.3
              --------------------------- -------------------- -----------------
Total                    202              $        244,650           100.0%
              =========================== ==================== =================



(1) Includes proportionate share of joint vene investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                    12/31/05
                                    ($000's)

--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
                                                                                     Current
                                                                                    Estimated
                                        Debt           Interest                       Annual             Balloon
Property - Fixed Rate                  Balance           Rate         Maturity    Debt Service(h)        Payment
--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
Warren, OH(d)                        $   11,313          7.000%         Oct-07    $      6,160         $     --
Bristol, PA                               9,514          7.400          Feb-08             831            9,262
Boca Raton, FL(f)                        15,275          5.250          Mar-08             802           15,275
Decatur, GA                               6,420          6.720          Jun-08             579            6,049
Phoenix, AZ                              13,558          7.890          Jun-08           1,434           12,591
Palm Beach Gardens, FL                   10,966          7.010          Jun-08             970           10,418
Canton, OH                                3,171          7.150          Aug-08             313            2,936
Spartanburg, SC                           2,634          7.150          Aug-08             260            2,438
Ocala, FL(j)                             12,196          7.250          Feb-09           1,332           10,700
Florence, SC                              9,065          7.500          Feb-09             869            8,443
Canton, OH                                1,057          9.490          Feb-09             388               --
Baton Rouge, LA                           1,751          7.375          Mar-09             208            1,478
Livonia, MI                              10,770          7.800          Apr-09             992           10,236
Bristol, PA                               5,769          7.250          Apr-09             571            5,228
Henderson, NC(j)                          4,223          7.390          May-09             417            3,854
Westland, MI                              2,109         10.500          Sep-09             683               --
Salt Lake City, UT                        9,388          7.610          Oct-09           2,901               --
High Point, NC                            8,585          5.750          Oct-09             695            7,741
Richmond, VA                             16,132          8.100          Feb-10           1,511           15,257
Hampton, VA                               7,147          8.270          Apr-10             677            6,758
Hampton, VA                               4,383          8.260          Apr-10             415            4,144
Tampa, FL                                 8,156          6.930          Aug-10             674            7,603
Tampa, FL                                 5,899          6.880          Aug-10             485            5,495
Herndon, VA                              18,458          8.180          Dec-10           1,723           17,301
Columbia, SC                              3,294          7.540          Jan-11             317            2,905
Tucson, AZ                                2,355          7.500          Jan-11             226            2,076
Valley Forge, PA                         12,578          7.120          Feb-11           1,166           10,927
Glendale, AZ                             14,458          7.400          Apr-11           1,258           13,365
Dallas, TX                               30,582          5.126          May-11           1,589           30,582
Farmington Hills, MI                     20,550          5.126          May-11           1,225           19,020
Wallingford, CT                           3,453          4.926          May-11             200            3,187
Auburn Hills, MI                          6,915          7.010          Jun-11             637            5,918
Plymouth, MI                              4,602          7.960          Jul-11             463            3,949
Newport, OR                               6,772          5.030          Aug-11             470            5,980
Greenville, SC                           13,429          4.415          Jan-12             841           11,806
New Kingston, PA                          7,043          7.790          Jan-12             678            6,101
Mechanicsburg, PA                         5,199          7.780          Jan-12             500            4,503
New Kingston, PA                          3,355          7.780          Jan-12             323            2,906
Lake Forest, CA                          10,611          7.260          Feb-12             901            9,708
Memphis, TN                              17,827          5.247          May-12           1,081           16,222
Lakewood, CO                              8,694          5.097          May-12             516            7,890
Groveport, OH                             7,650          6.030          Oct-12             563            6,860
San Antonio, TX                          29,629          6.080          Oct-12           2,260           26,025
Foxboro, MA(d)                           17,764          6.000          Jan-13           2,817               --
Fort Mill, SC                            11,233          6.000          Jan-13             839            9,904
Waterloo, IA                              6,251          5.610          Feb-13             672            3,505
Atlanta, GA                              45,238          5.268          May-13           2,752           40,356
Houston, TX                              17,660          5.218          May-13           1,067           15,737
Scottsdale, AZ (j)                       14,170          5.268          May-13             757           13,594
Southington, CT                          13,780          5.018          May-13             809           12,228
Tempe, AZ                                13,648          5.148          May-13             816           12,144
Indianapolis, IN                          9,638          5.168          May-13             578            8,580
Fort Meyers, FL                           8,912          5.268          May-13             476            8,550
Chelmsford, MA                            7,008          5.118          May-13             417            6,231
Lancaster, CA (first)                    10,303          7.020          Sep-13             900            8,637
Lancaster, CA (second)                    8,677          5.920          Sep-13             642            7,518
Knoxville, TN                             5,165          5.950          Sep-13             381            4,496


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                    12/31/05
                                    ($000's)

--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
                                                                                     Current
                                                                                    Estimated
                                        Debt            Interest                      Annual             Balloon
Property - Fixed Rate                  Balance            Rate        Maturity    Debt Service(h)        Payment
--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
Foxboro, MA(d)                           22,385          6.000          Jan-14           3,270                 --
Moody, AL                                 7,483          4.978          Jan-14             493              6,350
Mechanicsburg, PA                        13,410          5.730          Mar-14           1,045             10,538
Redmond, OR                               9,888          5.616          Apr-14             697              8,484
Clive, IA                                 5,920          5.139          May-14             354              5,151
Fort Mill, SC(g)                         20,300          5.373          May-14           1,106             18,311
Philadelphia, PA(i)                      49,000          5.060          Jul-14           2,514             43,547
Jackson, TN                              10,219          5.930          Jul-14             743              8,820
Eau Claire, WI                            1,927          8.000          Jul-14             313                 --
Carrollton, TX                           14,342          5.530          Jan-15             993             12,022
Southfield, MI                           10,764          4.550          Feb-15           1,058              4,454
Franklin, NC                              1,729          8.500          Mar-15             271                 --
Kalamazoo, MI                            17,625          5.411          May-15           1,094             15,087
Houston, TX                              16,977          5.160          May-15           1,017             14,408
Houston, TX                              13,254          5.210          May-15             800             11,265
Fishers, IN                              13,182          5.160          May-15             790             11,188
San Antonio, TX                          13,071          5.340          May-15             803             11,149
Los Angeles, CA                          11,500          5.110          May-15             684              9,760
Atlanta, GA                              11,325          5.260          May-15             604             10,502
Richmond, VA                             10,608          5.310          May-15             649              9,055
Harrisburg, PA                            9,180          5.110          May-15             546              7,780
Elizabethtown, KY(k)                     16,687          4.990          Jul-15           1,647             21,182
Hopkinsville, KY(k)                       9,777          4.990          Jul-15             965             12,411
Dry Ridge, KY(k)                          7,905          4.990          Jul-15             780             10,034
Owensboro, KY(k)                          7,069          4.990          Jul-15             698              8,974
Elizabethtown, KY(k)                      3,144          4.990          Jul-15             310              3,990
       Southborough, MA                   1,885          7.500         Sep-15              275                 --
Houston, TX(d)                           65,893          6.250         Sep-15            5,595             18,318
Houston, TX(d)                           27,150          6.250         Sep-15            2,828              6,985
Sugar Land, TX(d)                        17,560          6.250         Sep-15            1,770              6,286
Houston, TX(d)                            7,612          6.250         Sep-15              700              2,222
Temple, TX                                8,997          6.090         Jan-16              668              7,446
Danville, IL                              6,412          9.000         Jan-16              692              4,578
Bremerton, WA                             6,650          6.090         Apr-16              494              5,465
Dillon, SC                               11,450          7.900         Dec-16            1,263              5,273
Dubuque, IA                              10,875          5.402         Jun-17              733              8,725
Westmont, IL                             15,559          6.210         Mar-18            1,292              9,662
Houston, TX                              10,000          5.640         Dec-20              692              7,042
Wall Township, NJ(d)                     29,752          6.250         Jan-21            2,013                 --
Chester, SC                              13,842          5.380         Aug-25            1,144                362
                                     ----------          -----                        --------           --------
                                  $   1,158,690          6.011%                   $     99,430         $  861,443
                                     ----------          ------                       --------           --------

Property-Variable Rate
----------------------
Milpitas, CA (a)(b)(c)            $      11,870          8.090%       July-06     $     11,870         $   11,870
                                     ----------          ------                       --------           --------

Corporate
---------
Credit Facility (e)               $          --             --        June-08     $         --         $       --
                                     ----------          ------                       --------           --------

Total                             $   1,170,560          6.032%                   $    111,300         $  873,313
                                     ==========          ======                       =========          ========

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                    12/31/05
                                     (000's)


(a)   Floating rate debt, 30 day LIBOR plus 400 bps;
(b) All property cash flows, net of interest expense, are used for principal amortization.
(c) The Company informed the lender that it will no longer make debt service payments on this loan.
(d)   Debt balances based upon imputed interest rates.
(e)   Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.
(f)   Interest only through maturity.
(g) Interest only through 10/1/07. Commencing 11/1/07 annual debt service of $1,364 is due.
(h)   Remaining payments for debt with less than 12 months to maturity.
(i)   The Company has an 80.5% interest in the property securing the mortgage.
(j)   Included in discontinued operations.
(k) Debt balances are net of mortgage investment made by Lexington. All other figures are gross amounts owed.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                    12/31/05
                                     (000's)

------------------------------- -------------- ---------------- ------------- --------------- ---------------- ------------------
                                                                                                  Current
                                                     LXP                                         Estimated
                                    Debt        Proportionate     Interest                         Annual            Balloon
Joint Venture Property             Balance          Share           Rate         Maturity       Debt Service         Payment
------------------------------- -------------- ---------------- ------------- --------------- ---------------- ------------------
Santa Clarita, CA(3)                $  28,200   $     8,460          4.750          Oct-09     $   1,340            $   28,200
Columbia, SC(1)                        23,848         9,539          7.850          Oct-09         2,196                22,586
Houston, TX(2)                         20,344         6,781          7.580          Oct-09         2,032                18,229
Fishers, IN(2)                         14,500         4,833          8.190          Apr-10         1,499                12,960
Lorain, OH(5,)(8)                       3,435         1,031          6.000          Jul-10           900                    --
Manteca, CA(5,)(8)                      2,427           728          6.000          Jul-10           636                    --
Watertown, NY(5,)(8)                    2,282           685          6.000          Jul-10           598                    --
Fairlea, WV(5,)(8)                      1,603           481          6.000          Jul-10           420                    --
San Diego, CA(5,)(8)                    1,547           464          6.000          Jul-10           405                    --
Galesburg, IL(5,)(8)                    1,362           409          6.000          Jul-10           357                    --
Irving, TX(2)                          26,030         8,677          8.160          Oct-10         2,432                24,454
Lake Mary, FL(2)                       12,955         4,318          7.880          Oct-10         1,181                12,118
Lake Mary, FL(2)                       12,917         4,306          7.880          Oct-10         1,178                12,082
Parsippany, NJ(2)                      40,079        13,360          7.350          Mar-11         3,472                37,047
Novato, CA(3)                          22,237         6,671          5.750          Jul-11         1,600                20,307
Winchester, VA(2)                      10,535         3,512          7.330          Aug-11           908                 9,675
Antioch, TN(8)                         14,297         4,289          7.940          Oct-11         1,580                11,177
Milford, OH(2)                         16,329         5,443          8.170          Feb-12         1,764                12,686
Des Moines, IA(8)                      22,761         6,828          5.147          May-12         1,188                22,153
Fort Worth, TX(8)                      19,645         5,894          5.097          May-12         1,166                17,823
Raleigh, NC(3)                         12,900         3,870          4.947          May-12           647                12,543
Farmington Hills, MI(2)                20,622         6,874          5.420          Sep-12         1,500                17,724
Laurens, SC(2)                         16,958         5,653          6.000          Sep-12         1,396                14,022
Temperance, MI(2)                      11,368         3,789          6.000          Sep-12           936                 9,400
Baton Rouge, LA(8)                      6,796         2,039          4.900          Oct-12           443                 5,943
Plymouth, MI(3)                        12,284         3,685          6.220          Dec-12         1,026                10,026
Colorado Springs, CO(2)                11,586         3,862          6.250          Dec-12           887                10,272
Centennial, CO(8)                      15,523         4,657          6.150          Feb-13         1,177                13,555
Los Angeles, CA(4)                     80,182        20,046          5.330          May-13         4,333                73,071
Dallas, TX(8)                          40,921        12,276          5.218          May-13         2,472                36,454
Malvern, PA(3)                         13,054         3,916          5.530          Jan-14           916                11,236
Arlington, TX(4)                       21,507         5,377          5.810          Feb-14         1,551                18,588
New Lenox, IL(3)                       17,400         5,220          5.510          Feb-14           972                17,400
Logan Township, NJ(3)                   7,690         2,307          4.760          Apr-14           371                 6,784
Rancho Cordova, CA3, (5)               18,549         5,565          6.000         Sept-14         1,457                14,646
Weston, FL(3)                          10,707         3,212          5.420          Nov-14           733                 9,066
Issaquah, WA(4)                        32,800         8,200          5.001          Dec-14         1,663                30,388
Canonsburg, PA(8)                       9,095         2,729          5.377          Dec-14           489                 9,095
Chicago, IL(3)                         29,900         8,970          5.105          Jan-15         1,548                29,900
Herndon, VA(3)                         12,233         3,670          5.920          Apr-15           888                10,359
Richmond, VA(3)                        19,800         5,940          5.110          May-15         1,026                18,321
Oklahoma City, OK(7)                   14,749         5,900          5.240          May-15           784                13,673
Knoxville, TN(9)                        7,800         2,519          5.310          May-15           477                 6,658
Tulsa, OK(9)                            7,688         2,483          5.060          May-15           454                 6,517
Jacksonville, FL(9)                     5,804         1,875          5.110          May-15           345                 4,927
McDonough, GA(4)                       12,675         3,169          5.212          Jun-15           670                11,349
Mission, TX(8)                          6,431         1,929          5.780          Jun-15           462                 5,371
Carrollton, TX(4)                      20,800         5,200          5.274          Jul-15         1,112                18,677
Houston, TX(3)                         23,910         7,173          5.410          Oct-15         1,311                21,846
Wilmington, NC(4)                      13,000         3,250          5.190          Mar-17           684                11,580
Weston, FL(3)                           7,397         2,219          5.520          Nov-17           512                 5,758
Lorain, OH(5,)(8)                       1,480           444          6.000          Jul-18           108                    --
Manteca, CA(5,)(8)                      1,045           314          6.000          Jul-18            77                    --
Watertown, NY(5,)(8)                      983           295          6.000          Jul-18            72                    --
Fairlea, WV(5,)(8)                        691           207          6.000          Jul-18            51                    --
San Diego, CA(5,)(8)                      666           200          6.000          Jul-18            49                    --
Galesburg, IL(5,)(8)                      587           176          6.000          Jul-18            43                    --
Overland Park, KS(4)                   37,620         9,405          5.830          May-19         2,224                31,819


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                    12/31/05
                                     (000's)

------------------------------- -------------- ---------------- ------------- --------------- ---------------- ------------------
                                                                                                  Current
                                                     LXP                                         Estimated
                                    Debt        Proportionate     Interest                         Annual           Balloon
Joint Venture Property             Balance          Share           Rate         Maturity       Debt Service        Payment
------------------------------- -------------- ---------------- ------------- --------------- ---------------- ------------------
Kansas City, MO(4)                     17,950         4,488          5.830          May-19         1,061                15,182
West Chester, PA(3)                    10,652         3,196          6.750          Jul-19         1,204                    --
Meridian, ID(4)                        10,290         2,573          6.010          Aug-19           753                 7,658
Streetsboro, OH(4)                     20,200         5,050          5.285         Sept-19         1,082                16,338
San Francisco, CA(3)                   22,080         6,624          5.580          Nov-19         1,249                18,002
Lenexa, KS(4)                          10,339         2,585          6.270          Dec-19           774                 7,755
Oakland, ME(4)                         10,472         2,618          5.930          Oct-20           750                 7,660
Livonia, GA(9)                         10,100         3,262          5.460          Dec-20           741                 5,895
Durham, NH                             19,182         6,394          6.730          Mar-21         1,309                    --
                                     --------      --------     ----------                     ---------             ---------
                                 $  1,013,799   $   302,114          6.003%                    $  71,641           $   856,955
                                    =========      ========     ===========                    =========             =========


1. The Company has a 40% economic interest in this property through Lexington Columbia LLC.
2 The Company has a 33 1/3% economic interest in this property thorough Lexington Acquiport Company LLC.
3 The Company has a 30% economic interest in this property through Lexington/Lion Venture LP.
4 The Company has a 25% economic interest in this property through Lexington Acquiport Company II, LLC.
5.    Debt balances based upon imputed rates.
6. The Company has a 33 1/3% economic interest in this property through Lexington Durham LP.
7. The Company has a 40% economic interest in this property through Lexington Oklahoma City, LP.
8 The Company has a 30% economic interest in this property through Triple Net Investment Company LLC.
9. The Company has a 32.3% economic interest in this property through Lexington Strategic Asset Corp.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Debt Maturity Schedule
                                    12/31/05
                                    ($000's)

                                          Consolidated properties
------------------------------------------------------------------------------------------------------------

                                 Scheduled                  Balloon                 Balloon Weighted
                               Amortization                Payments(1)            Average Interest Rate
                               ------------                --------               ---------------------
2006                            $    28,115                $    11,870                         8.09%
2007                                 36,011                         --                           --
2008                                 30,850                     58,969                         6.79
2009                                 32,013                     47,680                         7.18
2010                                 30,929                     56,558                         7.88
                                  ---------                  ---------                  -----------
                                $   157,918                $   175,077                         7.34%
                                  =========                  =========                  ===========

                            Joint venture properties - LXP proportionate share
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                Payments(2)            Average Interest Rate
                               ------------                --------               ---------------------
2006                            $     3,424               $        --                            --
2007                                  3,988                        --                            --
2008                                  4,415                        --                            --
2009                                  5,086                    23,570                          6.67%
2010                                  4,998                    20,538                          8.06
                                  ---------                 ---------                   -----------
                                $    21,911               $    44,108                          7.31%
                                  =========                 =========                   ===========


(1)      Properties encompassing totals are detailed on pages 27 and 28.
(2)      Properties encompassing totals are detailed on pages 30 and 31.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                    12/31/05

--------------------------------------------------------------- --------------------------------
                                                                Percentage of Historical
Tenant Industry                                                      Annual Base Rent (1)
--------------------------------------------------------------- --------------------------------
Energy                                                                         14.2%
Finance/Insurance/Professional Services                                        14.0
Technology                                                                     11.2
Automotive                                                                      7.9
Telecommunications                                                              6.1
Transportation/Logistics                                                        5.6
Retail-Department/ Discount Store                                               5.4
Healthcare                                                                      4.6
Media/Advertising                                                               4.4
Food                                                                            4.2
Consumer Products/Other                                                         4.0
Construction Materials                                                          3.9
Retail-Specialty                                                                3.7
Printing/Production                                                             3.2
Aerospace/Defense                                                               2.4
Retail-Electronics                                                              1.6
Health/Fitness                                                                  1.1
Apparel                                                                         1.0
Security                                                                        0.9
Other                                                                           0.6
                                                                            -------
                                                                              100.0%
                                                                            =======



(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                    12/31/05

                                                                            Percent of
                                                                         Base Rent for the
                                                                            Year Ended
                                                                             12/31/05
------- -------------------------------------------------------------- ----------------------
     1  Houston-TX                                                             9.04%
     2  Dallas-Fort Worth-TX                                                   5.15%
     3  Philadelphia-Wilmington-PA                                             4.62%
     4  Detroit-MI                                                             4.48%
     5  Los Angeles-Riverside-Orange County-CA                                 4.22%
     6  Youngstown-Warren-OH                                                   3.89%
     7  Phoenix-Mesa-AZ                                                        3.73%
     8  Salt Lake City-UT                                                      3.56%
     9  Boston-MA                                                              3.43%
    10  Atlanta-GA                                                             3.10%
    11  Charlotte-NC                                                           2.82%
    12  Harrisburg-PA                                                          2.57%
    13  New York-Northern New Jersey                                           2.45%
    14  Richmond-VA                                                            2.12%
    15  Chicago-IL                                                             2.10%
    16  San Antonio-TX                                                         2.00%
    17  West Palm Beach-Boca Raton-FL                                          1.92%
    18  Washington-Baltimore-DC-MD                                             1.82%
    19  San Francisco-CA                                                       1.74%
    20  Indianapolis-IN                                                        1.73%
    21  Columbia-SC                                                            1.46%
    22  Columbus-OH                                                            1.31%
    23  Dillon-SC                                                              1.16%
    24  Memphis-TN                                                             1.09%
    25  Greenville-Spartanburg-SC                                              1.07%
    26  Tampa-St. Petersburg-FL                                                1.06%
    27  Seattle-WA                                                             1.03%
    28  Ocala-FL                                                               0.98%
    29  Kalamazoo-Battle Creek-MI                                              0.94%
    30  Norfolk-Virginia Beach-Newport News-VA                                 0.88%
    31  Orlando-FL                                                             0.83%
    32  Knoxville-TN                                                           0.83%
    33  Chester-SC                                                             0.82%
    34  Kansas City-MO-KS                                                      0.78%
    35  Cincinnati-OH                                                          0.75%
    36  Florence-SC                                                            0.74%
    37  Elizabethtown, KY                                                      0.74%
    38  Hartford-CT                                                            0.71%
    39  Killeen-Temple-TX                                                      0.68%
    40  Redmond-OR                                                             0.68%
    41  Cleveland-OH                                                           0.67%
    42  Jackson-TN                                                             0.62%
    43  Des Moines-IA                                                          0.62%
    44  Denver-CO                                                              0.60%
    45  Jacksonville-FL                                                        0.58%
    46  San Diego-CA                                                           0.51%
    47  Dubuque-IA                                                             0.51%
    48  Canton-OH                                                              0.50%


                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                 Revenue by MSA
                                    12/31/05

                                                                            Percent of
                                                                         Base Rent for the
                                                                            Year Ended
                                                                             12/31/05
------- -------------------------------------------------------------- ----------------------
    49  Greensboro-Winston-Salem-NC                                            0.47%
    50  Tulsa-OK                                                               0.47%
    51  Laurens-SC                                                             0.47%
    52  Birmingham-AL                                                          0.46%
    53  Klamath Falls-OR                                                       0.44%
    54  Waterloo-Cedar Falls-IA                                                0.44%
    55  Honolulu-HI                                                            0.42%
    56  Newport-OR                                                             0.41%
    57  Danville-IL                                                            0.41%
    58  Portland-OR                                                            0.38%
    59  Sacramento-CA                                                          0.37%
    60  Miami-Fort Lauderdale-FL                                               0.36%
    61  Henderson-NC                                                           0.35%
    62  Baton Rouge-LA                                                         0.33%
    63  Fort Meyers-FL                                                         0.33%
    64  Clarksville-TN                                                         0.32%
    65  Nashville-TN                                                           0.28%
    66  New Haven-CT                                                           0.26%
    67  Oklahoma, OK                                                           0.25%
    68  Minneapolis-St. Paul-MN                                                0.24%
    69  Colorado Springs-CO                                                    0.24%
    70  Winchester-VA                                                          0.22%
    71  Eau Claire-WI                                                          0.20%
    72  Tucson-AZ                                                              0.20%
    73  Wilmington-NC                                                          0.18%
    74  Pittsburgh-PA                                                          0.18%
    75  Owensboro-KY                                                           0.17%
    76  Clackamas-OR                                                           0.16%
    77  Stockton-Lodi-CA                                                       0.16%
    78  Franklin-NC                                                            0.16%
    79  Raleigh-Durham-Chapel Hill-NC                                          0.15%
    80  Gordonsville, TN                                                       0.15%
    81  Boise City, ID                                                         0.14%
    82  Lavonia-GA                                                             0.14%
    83  McAllen-Edinburg-Mission-TX                                            0.13%
    84  Mansfield-OH                                                           0.12%
    85  Watertown-NY                                                           0.06%
    86  Oakland-ME                                                             0.05%
    87  Lewisburg-WV                                                           0.04%
    88  Galesburg-IL                                                           0.04%
    89  Omaha-NE-IA                                                            0.01%
    90  Lynchburg-VA                                                           0.00%
------- -------------------------------------------------------------- ----------------------
        Totals                                                                100.00%

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                    12/31/05

                                                      Historical Year to Date Base
Revenue by Property Type                                    Rent ($000's)(A)                    Percentage
---------------------------------------------------- -------------------------------- --------------------------------
Office                                                      $    150,485                            65.6%
Industrial                                                        68,100                            29.7
Retail                                                            10,776                             4.7
                                                              ----------                         -------
                                                            $    229,361                           100.0%
                                                              ==========                         =======

Revenue by Credit Rating(B)
Investment Grade                                            $     93,005                            40.6%
Non-Investment Grade                                              37,712                            16.4
Unrated                                                           98,644                            43.0
                                                            ------------                         -------
                                                            $    229,361                           100.0%
                                                            ============                         =======

                                                                                                            Percentage of
                                                                                                          Base Rent for the
                                                        Number of                                            Year Ended
Top 15 Tenants/Guarantors                             Properties(B)   Property Type                          12/31/05(A)
---------------------------------------------------- ---------------- ---------------------------------- ---------------------

Baker Hughes, Inc.                                          4         Office (3)/Industrial (1)                 5.8%
Kmart Corporation                                           7         Industrial(1)/Retail (6)                  4.3
Dana Corporation                                           10         Office (1)/Industrial (9)                 3.6
Northwest Pipeline Corp.                                    1         Office                                    3.6
Wells Fargo Home Mortgage, Inc.                             2         Office                                    2.8
Invensys Systems, Inc. (Siebe, Inc.)                        2         Office                                    2.5
Exel Logistics, Inc.(NFC plc)                               4         Industrial                                2.1
Nextel Finance Company                                      4         Office                                    2.0
Internet Security Systems, Inc.                             1         Office                                    1.9
Owens Corning                                               4         Industrial                                1.8
Michaels Stores, Inc.                                       2         Industrial                                1.7
Harcourt Brace                                              1         Industrial                                1.5
James Hardie Building Products, Inc.                        1         Industrial                                1.5
(James Hardie Industries N.V.)
Circuit City Stores, Inc.                                   2         Office (1)/Industrial (1)                 1.4
Honeywell, Inc.                                             3         Office (3)                                1.3
                                                            -                                                   ---
                                                           48                                                  37.8%
                                                           ==                                                  =====



(A) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
(B)      As of December 31, 2005.